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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                               September 14, 2000

                            HARVARD INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                 0-21362                  21-0715310
    (State or other             (Commission              (IRS Employer
    jurisdiction of             File Number)            Identification No.)
    incorporation)


3 Werner Way, Lebanon, New Jersey                              08833
(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code:  (908) 437-4100






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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.   Other Events.

     Registrant's press release dated September 14, 2000 is filed herewith as
Exhibit 20 and is incorporated herein by reference.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


          (c) Exhibits.


               20.  Press release of Registrant dated September 14, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  HARVARD INDUSTRIES, INC.
                                                        (Registrant)



                                                  By /s/ D. Craig Bowman
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                                                     D. Craig Bowman
                                                     Vice President, Law
                                                     and Secretary

Dated:  September 14, 2000


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                                  EXHIBIT INDEX

  Exhibit                          Description                     Sequentially
   Number                          -----------                       Numbered
   ------                                                              Page
                                                                       ----

     20         Press release of Registrant dated
                September 14, 2000